UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2010

NEW CENTURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina		28334
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 29, 2010, New Century Bancorp, Inc. (the “Registrant”) announced financial results for the fourth quarter and year ended December 31, 2009. A copy of the press release (the “Press Release”) announcing the Registrant’s results for the fourth quarter and year ended December 31, 2009, including a table of selected financial information, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained or incorporated by reference into Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 2.06 MATERIAL IMPAIRMENTS.

On January 26, 2010, the Board of Directors and executive management of the Registrant made a determination to write off all of the goodwill resulting from the Registrant’s acquisition of Progressive State Bank, Lumberton, NC in 2006. Accordingly, the Registrant wrote off $8.67 million in goodwill effective December 31, 2009. Goodwill is a measure of the difference between the price paid for an acquisition and the fair value of its assets. Goodwill is being examined and subsequently charged-off in part or in whole by many financial institutions due to the effects of the prolonged economic downturn on financial stocks. The goodwill impairment charge is a one-time, non-cash, accounting transaction, and does not affect the liquidity, tangible capital, or regulatory capital ratios of the Registrant. There are no future cash expenditures associated with this transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 29, 2010 regarding the Registrant’s results of operations for the fourth quarter and year ended December 31, 2009

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/S/ LISA F. CAMPBELL
Lisa F. Campbell
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Dated: February 1, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 29, 2010 regarding the Registrant’s results of operations for the fourth quarter and year ended December 31, 2009